UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2007

FREEPORT-McMoRan COPPER & GOLD INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9916	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1615 Poydras Street
New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (504) 582-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 30, 2007, the Corporate Personnel Committee of Freeport-McMoRan Copper & Gold Inc. (FCX) authorized the Restatement of the FCX Supplemental Executive Retirement Plan (the "Plan"), the purpose of which was to bring the Plan into compliance with section 409A of the Internal Revenue Code and to clarify certain provisions of the Plan (see Exhibit 10.1).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On January 30, 2007, the Board of Directors of Freeport-McMoRan Copper & Gold Inc. (FCX) approved amendments to Articles XVIII and XIX of FCX’s By-Laws to provide for the issuance of and registration of transfers of uncertificated shares, which will permit FCX to participate in the “Direct Registration System” for publicly traded securities operated by The Depository Trust Company (see Exhibit 3.3).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By: /s/ C. Donald Whitmire, Jr.
----------------------------------------
C. Donald Whitmire, Jr.
Vice President and Controller -
Financial Reporting
(authorized signatory and
Principal Accounting Officer)

Date: February 5, 2007

Freeport-McMoRan Copper & Gold Inc.
Exhibit Index

Exhibit
Number

3.3	FCX Amended and Restated By-Laws, as amended through January 30, 2007.

10.1	Restatement of the FCX Supplemental Executive Retirement Plan.